SentinelOne

Q4 FY2025

Earnings Presentation

March 12, 2025

Safe Harbor

This presentation includes express and implied "forward-looking statements", including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "will," "would," or the negative of these terms, and similar expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements concerning our estimates of market size and opportunity, our strategic plans or objectives, our growth prospects, projections (including our long-term model), actual or perceived defects, errors or vulnerabilities in our platform; our ability to successfully integrate any acquisitions and strategic investments; risks associated with managing our rapid growth; general global political, economic, and macroeconomic climate, intense competition in the market we compete in, fluctuations in our operating results, our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers' IT infrastructure; disruptions or other business interruptions that affect the availability of our platform including cybersecurity incidents; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties are described in the "Risk Factors" of our most recent Form 10-K, most recent Form 10-Q, and subsequent filings with the Securities and Exchange Commission. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except to the extent required by federal securities laws, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and SentinelOne's own internal estimates and research. While SentinelOne believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of SentinelOne's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Financial Information

Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles ("GAAP"), we believe non-GAAP measures used in this presentation, such as non-GAAP Gross Margin, non-GAAP Operating Margin, non-GAAP Net Income Margin, and Free Cash Flow Margin, are useful in evaluating our operating performance. We use such non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of Free Cash Flow Margin as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Please see the appendix included at the end of this presentation for a discussion of non-GAAP financial measures and a reconciliation of historical non-GAAP measures to historical GAAP measures.

Our Fiscal Year

Our fiscal year end is January 31, and our fiscal quarters end on April 30, July 31, October 31 and January 31.

Q4 Key Takeaways

Innovation Leadership	• Leader in MITRE ATT&CK Evaluation for 5th consecutive year • First Security Company to Deliver Foundational Gen-AI (Purple) Capabilities Across Platform Solutions
Platform Expansion	• Over 50% of Bookings from Non-Endpoint Solutions in FY25 • 3X Growth of Enterprise Customers Using 3+ Solutions in Last 24-Months
Customer Acquisition	• Growth of $100K+ ARR Customers Accelerated to 25% • Securing 14,000+ Direct Customers Worldwide
Growth & Margin Improvement	• Leading Topline Growth and Margin Improvement • 29% Revenue Growth with First Quarter of Operating Margin Profitability • Achieved Positive Free Cash Flow Margin for Full FY25

Q4 Financial Performance

Industry Leading Growth	**Revenue** **$226M** *29% growth (y/y)*	**Annualized Recurring Revenue (ARR)** **$920M** *27% growth (y/y)*
New Profitability Milestones	**Gross Margin** **79%** **Net Income Margin** **5%**	**Operating Margin** **1%** **Earnings Per Share** **$0.04**

SentinelOne

Note: All financial figures are non-GAAP as of Q4 FY25. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Singularity Platform & Market Opportunity

Autonomous Security for the Future

Old / Legacy

McAfee

Symantec

Signatures

People powered

Lacks scale and coverage

Rarely finds advanced attacks

People Driving Tech

Microsoft

CrowdStrike

Carbon Black.

Cloud Based Monitoring

People powered; technology assisted

Data intensive "haystack" telemetry

Reactive responses; Complex recovery

Tech Assisting People

SentinelOne

Purple ai

AI on Device + Cloud

Unified data platform

Technology that scales people

Machine-built context + response

Automations reduce mean time to respond & recovery

AI-Powered Cybersecurity

2010 - 2020

First to AI/ML

Reinvented legacy antivirus (AV) and endpoint security with machine learning (ML).

Behavioral AI

AI-powered detections, investigations, and response.

2020 - 2025

Industry Leader

24-patents in AI security. Forbes 50 AI company in 2020.

Purple AI

The first security company to launch a generative-AI Security Analyst assistant.

2025

Autonomous Security

Unified Defense, Outpace Threats, and Enhance Security Analysts.


Singularity Platform
Powered by foundational generative AI capabilities across every solution
AI
Purple ai
HYPERAUTOMATION
MANAGED SERVICES
SECURITY OPERATIONS
Singularity AI SIEM
DATA LAKE
DATA INGEST
Gartner
A LEADER
Singularity Endpoint
Singularity Identity
Singularity Cloud Security
#1 IN G2
THIRD-PARTY ENDPOINT
THIRD-PARTY CLOUD SECURITY
WIZ
IDENTITY
EMAIL
NETWORK
cisco
UNSTRUCTURED DATA & LOGS
THIRD PARTY DATA INTEGRATIONS FOR UNIFIED DETECTION AND RESPONSE

Singularity Platform Solution Categories

1 AI & Automation
- Visibility across Native and Third-Party Data
- Natural Language Engagement
- Query Recommendations
- Hunting Quickstarts & Notebooks
- Auto-Investigations
- Auto-Triage
- Workflow automation

2 Endpoint
- EPP, EDR, XDR
- Remote Ops Forensics
- Binary Vault
- Device Control
- Ransomware Protection/Rollback

3 Cloud
- CWP

CNAPP
- CSPM
- CIEM
- AI-SPM
- CDR
- CDS

4 Data
- AI SIEM (next-gen SIEM)
- Hyperautomation (next-gen SOAR)
- Data and Security Analytics
- Data Storage and Retention
- Log Management
- Marketplace Integrations

5 Identity
- Identity Threat Detection & Response (ITDR)
- Identity Posture Management
- Identity for Identity Providers

6 Exposure Management
- Extended Security Posture Management (xSPM)
- Vulnerability Management
- Network Discovery (Ranger)

7 Threat Services
- PinnacleOne: Strategic Advisory
- Risk Analysis and Management
- Singularity MDR
- Vigilance MDR
- WatchTower
- Threat Intelligence

Coverage of 30+ Distinct Capabilities Across Solution Categories

AI and Hyperautomation
Static AI | Behavioral AI | Generative AI | Agentic AI | Autonomous SOC | Rollback | Streaming Engine

Unified Data Lake
Petabyte Scale | Real-time Detection | Blazing Fast Speed | Enhanced Visibility | Scalable | Cost-Efficient

Singularity Marketplace Integrations
Achieve Unified Detection and Response Through Singularity Platform Across a Vast Ecosystem of Industry Participants

Vast, Growing, and Diverse Total Addressable Market

At the Intersection of Data, Security and AI

$100B+ Total Addressable Market 2025 Market Forecasts*


$50B+
Generative AI Security
$3B
Cloud Security
$12B
Data Analytics
$31B
Endpoint Security
$17B
• Identity Security
• Exposure Management
• Managed Detection and Response
• Data Protection
• Threat Intelligence

* *IDC, Gartner, Forrester, and Company Estimates*

Partner Ecosystem Scales Market Presence

FedRAMP High Designation for both Endpoint and AI-SIEM

Partnering with a majority of Incident Response providers

SentinelOne Risk Assurance Initiative


Federal
VARs, Distributors
MSSPs, MSPs
Hyperscalers, OEMs
Cyber Insurers
Incident Response
Winning Together

Expanding Partnerships

Leader in MSSP Ecosystem

Extening scale and reach through Hyperscalers and OEM relationships

Recognized Technology Leadership

Accolades and Innovations

Trusted and Industry Proven

Gartner® Magic Quadrant

SentinelOne is a Leader in the 2024 Gartner® Magic Quadrant™ for Endpoint Protection Platforms.

MITRE ENGENUITY.

Enterprise Evaluation: 100% Protection & Detection, and Zero Delays or Configuration Changes

Gartner. Peer Insights™

96%+ Would Recommend Across EPP, MDR, CNAPP

FROST & SULLIVAN

A Leader in Frost Radar™: Cloud Workload Protection Platforms, 2024

G2

Leader in G2 Grid® for Cloud-Native Application Protection Platform (CNAPP), Highest Rated 4.9 out of 5

FR™

FedRAMP High Certified for both Endpoint and Data Solutions

2024 MITRE ATT&CK® Evaluations

100% Detection Accuracy
16 steps + 16 substeps detected

100% Technique
Highest detection fidelity possible, delivered across macOS, Linux, and Windows

100% Real-Time
Zero delays

88% Less Noise
Fewer alerts than the median across all vendors

Signal To Noise Ratio



2024
Alerts
SentinelOne
71
Palo Alto
319
Microsoft
577
Sophos
15,705
Trend Micro
64,804
0
100
200
300
400
500
600
700
800
900

Top Participating Endpoint Security Market Leaders

2024 Customers' Choice for Cloud-Native Application Protection Platforms (CNAPP)

98% "Willingness to Recommend" Score
Highest Number of Responses Among All Vendors



Gartner Peer Insights "Voice of the Customer"
Cloud-Native Application Protection Platforms
MARKET AVERAGE
Each quadrant is sorted alphabetically.
Strong Performer
CrowdStrike
Orca Security
Qualys
Customers' Choice
SentinelOne
Sysdig
Trend Micro
Wiz
Aqua Security Software
Check Point Software Technologies
Lacework
Microsoft
Aspiring
Palo Alto Networks
Established
MARKET AVERAGE
OVERALL EXPERIENCE
USER INTEREST AND ADOPTION
As of Oct 2024
© Gartner, Inc

Gartner

Ventures

Best-in-class Portfolio Across Security, AI and Data

ANTHROPIC | AUGURIA (SIGNALS THAT MATTER) | cohere | Delphos Labs

DRATA | Galileo | Guardz. | HELANOR

poolside | scale | [tile]DB | Unframe | vaultree

Alumni

Armorblox | Laminar | noetic

A Culture Built on Trust

OUR VALUES

Trust | Accountability | Ingenuity OneSentinel | Relentless | Community

Q4 and FY2025 Financial Overview

Full Year FY25 Financial Highlights

Leading Top-Line Growth and Margin Improvement

ARR

(in millions)

27% (y/y) Growth



$522
$724
$920
FY23
FY24
FY25

Accelerated Net New ARR Growth in 2H FY25

Revenue

(in millions)

32% (y/y) Growth



$422
$621
$821
FY23
FY24
FY25

Initial FY25 Guide	FY25 Actual
$812–818M	$821M

Gross Margin

% (non-GAAP)



72%
77%
79%
FY23
FY24
FY25

Initial FY25 Guide	FY25 Actual
77.5–78.5%	79%

Operating Margin

% (non-GAAP)



-49%
-19%
-3%
FY23
FY24
FY25

Initial FY25 Guide	FY25 Actual
(6)–(2)%	(3)%

Delivering on Our Commitment to Building a Scaled and Profitable Business

'Initial FY25 Guide' Reflects the Ranges Provided in March 2024

Q4 FY25 Leading ARR and Revenue Growth


Annualized Recurring Revenue (ARR)
(in millions)
27% (y/y) Growth in Q4 FY25
$724
$762
$806
$860
$920
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25


Revenue
(in millions)
29% (y/y) Growth in Q4 FY25
$174
$186
$199
$211
$226
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Platform and Customer Momentum

~40% Enterprise Customers Have Adopted **3+ Solution Categories**

3X Customer Growth in the Last 24-Months

~20% Enterprise Customers Have Adopted **4+ Solution Categories**

4X Customer Growth in the Last 24-Months


Customers with ARR of $100K or More
25% (y/y) Growth in Q4 FY25
1,133
1,193
1,233
1,310
1,411
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Note: Enterprise customers consist of organizations with 1,000 or more employees.

Q4 FY25 Margin Expansion and Improving Profitability

Gross Margin
% (non-GAAP)



78%
79%
Q4 FY24
Q4 FY25

Best-in-class
gross margin profile

Operating Margin
% (non-GAAP)



-9%
1%
Q4 FY24
Q4 FY25

Achieved quarterly operating income profitability

Net Income Margin
% (non-GAAP)



-4%
5%
Q4 FY24
Q4 FY25

Record quarterly net income margin

Free Cash Flow Margin
% (Trailing-Twelve Months, TTM)



-13%
1%
Q4 FY24
Q4 FY25

Achieved full year positive free cash flow margin

Clear Inflection to Profitability

Guidance

	Q1 FY26	Full FY26
Revenue	$228 Million 22% (y/y) Growth	$1,007-1,012 Million 23% (y/y) Growth
Non-GAAP Gross Margin	79%	78.5-79.5%
Non-GAAP Operating Margin	(2)%	3-4%

SentinelOne®

Appendix

Appendix

Key Business Metrics

We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions.

Annualized Recurring Revenue (ARR)

We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription and consumption and usage-based customers, and to maintain and expand our relationship with existing customers. ARR represents the annualized revenue run rate of our subscription and consumption and usage-based agreements at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, usage, renewal rates, and other contractual terms.

Customers with ARR of $100,000 or More

We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform.

Definitions

Customers: We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), MSSPs, Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

Appendix (Cont'd)

Non-GAAP Gross Margin

We define non-GAAP gross margin as GAAP gross margin, excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and certain restructuring charges.

Non-GAAP Operating Margin

We define non-GAAP operating margin as GAAP operating margin, excluding stock-based compenstation (SBC) expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and restructuring charges.

Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per Share, Basic and Diluted

We define non-GAAP net income (loss) as GAAP net loss excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs, restructuring charges and gains and losses on strategic investments. We define non-GAAP net income (loss) per share, basic and diluted, as non-GAAP net income (loss) divided by the weighted average common shares outstanding, which includes the effect of dilutive shares applying the treasury stock method.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that we define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

Appendix (Cont'd)

Reports used for data shown in the chart titled 'Vast, Growing, and Diverse Total Addressable Market':

CY25 TAM:

- IDC Worldwide Corporate Endpoint Security Forecast Update, 2023–2027: Endpoint Security Platformization Propels Robust Growth (January 2024)
- IDC Worldwide Threat Intelligence Forecast, 2024–2028: Beyond Reaction — The Rise of Predictive Threat Intelligence (April 2024)
- IDC Worldwide Security Information & Event Management Forecast, 2023-2027 - In the Face of XDR, Many Organizations Are Still Living in SIEM (August 2023)
- IDC Worldwide and U.S. Comprehensive Security Services Forecast, 2024–2028 (April 2024)
- Gartner Forecast: Information Security, Worldwide, 2022-2028 (December 2024)
- Gartner Forecast: IT Operations Management 2023 - Health & Performance Management (October 2024)
- Forrester Global AI Software Forecast, 2023-2030 (September 2023)
- Company estimates

GAAP to Non-GAAP Reconciliation

	Three Months Ended January 31,		Twelve Months Ended January 31,	
	2025	2024	2025	2024
Cost of revenue reconciliation:				
GAAP cost of revenue	$57,010	$48,266	$211,106	$179,281
Stock-based compensation expense	(5,862)	(4,617)	(22,105)	(17,187)
Employer payroll tax on employee stock transactions	(187)	(149)	(684)	(389)
Amortization of acquired intangible assets	(4,196)	(5,139)	(18,057)	(20,389)
Acquisition-related compensation	(30)	(120)	(380)	(499)
Inventory write-offs due to restructuring	—	—	—	(720)
Non-GAAP cost of revenue	$46,735	$38,241	$169,880	$140,097
Gross profit reconciliation:				
GAAP gross profit	$168,511	$125,909	$610,355	$441,873
Stock-based compensation expense	5,862	4,617	22,105	17,187
Employer payroll tax on employee stock transactions	187	149	684	389
Amortization of acquired intangible assets	4,196	5,139	18,057	20,389
Acquisition-related compensation	30	120	380	499
Inventory write-offs due to restructuring	—	—	—	720
Non-GAAP gross profit	$178,786	$135,934	$651,581	$481,057
Gross margin reconciliation:				
GAAP gross margin	75%	72%	74%	71%
Stock-based compensation expense	3%	3%	3%	3%
Employer payroll tax on employee stock transactions	—%	—%	—%	—%
Amortization of acquired intangible assets	2%	3%	2%	3%
Acquisition-related compensation	—%	—%	—%	—%
Inventory write-offs due to restructuring	—%	—%	—%	—%
Non-GAAP gross margin*	79%	78%	79%	77%

GAAP to Non-GAAP Reconciliation

	Three Months Ended January 31,		Twelve Months Ended January 31,	
	2025	2024	2025	2024
Research and development expense reconciliation:				
GAAP research and development expense	$74,626	$56,446	$267,002	$218,176
Stock-based compensation expense	(22,865)	(15,179)	(83,957)	(61,055)
Employer payroll tax on employee stock transactions	(245)	(202)	(1,020)	(669)
Acquisition-related compensation	(837)	(594)	(3,203)	(1,514)
Non-GAAP research and development expense	$50,679	$40,471	$178,822	$154,938
Sales and marketing expense reconciliation:				
GAAP sales and marketing expense	$128,065	$101,478	$487,225	$397,160
Stock-based compensation expense	(24,928)	(15,436)	(80,496)	(55,798)
Employer payroll tax on employee stock transactions	(410)	(361)	(1,993)	(1,112)
Amortization of acquired intangible assets	(2,253)	(2,156)	(8,963)	(7,972)
Acquisition-related compensation	(21)	(109)	(121)	(647)
Non-GAAP sales and marketing expense	$100,453	$83,416	$395,652	$331,631
General and administrative expense reconciliation:				
GAAP general and administrative expense	$46,078	$46,822	$185,487	$198,247
Stock-based compensation expense	(20,458)	(18,330)	(80,973)	(83,890)
Employer payroll tax on employee stock transactions	(666)	(591)	(1,984)	(1,259)
Amortization of acquired intangible assets	—	—	—	(2)
Acquisition-related compensation	(1)	—	(2)	(383)
Non-GAAP general and administrative expense	$24,953	$27,901	$102,528	$112,713

GAAP to Non-GAAP Reconciliation

	Three Months Ended January 31,		Twelve Months Ended January 31,	
	2025	2024	2025	2024
Restructuring reconciliation:				
GAAP restructuring expense	$—	$2,377	$—	$6,706
Stock-based compensation expense	—	—	—	1,060
Other restructuring charges	—	(2,377)	—	(7,766)
Non-GAAP restructuring expense	$—	$—	$—	$—
Operating loss reconciliation:				
GAAP operating loss	$(80,258)	$(81,214)	$(329,359)	$(378,416)
Stock-based compensation expense	74,113	53,562	267,531	216,870
Employer payroll tax on employee stock transactions	1,508	1,303	5,681	3,429
Amortization of acquired intangible assets	6,449	7,295	27,020	28,363
Acquisition-related compensation	889	823	3,706	3,043
Inventory write-offs due to restructuring	—	—	—	720
Other restructuring charges	—	2,377	—	7,766
Non-GAAP operating income (loss)	$2,701	$(15,854)	$(25,421)	$(118,225)
Operating margin reconciliation:				
GAAP operating margin	(36)%	(47)%	(40)%	(61)%
Stock-based compensation expense	33%	31%	33%	35%
Employer payroll tax on employee stock transactions	1%	1%	1%	1%
Amortization of acquired intangible assets	3%	4%	3%	5%
Acquisition-related compensation	—%	—%	—%	—%
Inventory write-offs due to restructuring	—%	—%	—%	—%
Other restructuring charges	—%	1%	—%	1%
Non-GAAP operating margin*	1%	(9)%	(3)%	(19)%

GAAP to Non-GAAP Reconciliation

	Three Months Ended January 31,		Twelve Months Ended January 31,	
	2025	2024	2025	2024
Net loss reconciliation:				
GAAP net loss	$(70,788)	$(71,982)	$(288,441)	$(338,693)
Stock-based compensation expense	74,113	53,562	267,531	216,870
Employer payroll tax on employee stock transactions	1,508	1,303	5,681	3,429
Amortization of acquired intangible assets	6,449	7,295	27,020	28,363
Acquisition-related compensation	889	823	3,706	3,043
Inventory write-offs due to restructuring	—	—	—	720
Other restructuring charges	—	2,377	—	7,766
Gain on strategic investments	—	—	(345)	(2,703)
Non-GAAP net income (loss)	$12,171	$(6,622)	$15,152	$(81,205)
GAAP basic and diluted shares	321,446,833	301,356,227	314,811,783	294,923,536
Dilutive shares under the treasury stock method	17,526,337	—	18,192,341	—
Non-GAAP diluted shares	338,973,170	301,356,227	333,004,124	294,923,536
Diluted EPS reconciliation:				
GAAP net loss per share, basic and diluted	$(0.22)	$(0.24)	$(0.92)	$(1.15)
Stock-based compensation expense	0.22	0.18	0.80	0.74
Employer payroll tax on employee stock transactions	—	—	0.02	0.01
Amortization of acquired intangible assets	0.02	0.02	0.08	0.10
Acquisition-related compensation	—	—	0.01	0.01
Inventory write-offs due to restructuring	—	—	—	—
Other restructuring charges	—	0.01	—	0.03
Gain on strategic investments	—	—	—	(0.01)
Adjustment to fully diluted earnings per share [1]	0.02	—	0.06	—
Non-GAAP net income (loss) per share, diluted	$0.04	$(0.02)	$0.05	$(0.28)

*Certain figures may not sum due to rounding.

[1] For periods in which we had diluted non-GAAP net income per share, the sum of the impact of individual reconciling items may not total diluted non-GAAP net income per share because the basic share counts used to calculate GAAP net loss per share differ from the diluted share counts used to calculate non-GAAP net income per share, and due to rounding differences. The GAAP net loss per share calculation uses a lower share count as it excludes dilutive shares, which are included in calculating the non-GAAP net income per share.

Selected Cash Flow Information

	Three Months Ended January 31,		Twelve Months Ended January 31,	
	2025	2024	2025	2024
Reconciliation of cash provided by (used in) operating activities to free cash flow:				
GAAP net cash provided by (used in) operating activities	$(3,401)	$(6,182)	$33,728	$(68,374)
Less: Purchases of property and equipment	(194)	(187)	(1,860)	(1,304)
Less: Capitalized internal-use software	(5,326)	(4,269)	(25,121)	(13,956)
Free cash flow	$(8,921)	$(10,638)	$6,747	$(83,634)
Net cash provided by (used in) investing activities	$(132,499)	$113,029	$(218,397)	$140,590
Net cash provided by financing activities	$24,218	$23,682	$55,885	$47,464
Operating cash flow margin	(2)%	(4)%	4%	(11)%
Free cash flow margin	(4)%	(6)%	1%	(13)%